SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) : October 24, 2006

Commission File No. 000-49628

TELEPLUS WORLD, CORP
(Exact name of registrant as specified in its charter)

Nevada	98-0045023
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

6101 Blue Lagoon Drive, Suite 450, Miami, Florida 33126
(Address of principal executive offices)

786-594-3939
(Issuer telephone number)

7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
(Former Name and Address)

ITEM 8.01. OTHER ITEMS

Effective immediately, the corporate headquarters for the Company shall now be:

Teleplus World, Corp.
6101 Blue Lagoon Drive
Suite 450
Miami, Florida 33126

The Company, after filing a Schedule 14(C) Preliminary and Definitive Statement, has changed its corporate name to: Teleplus World, Corp.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Teleplus Enterprises, Inc.

October 24, 2006	/s/ Marius Silvasan
Marius Silvasan Chief Executive Officer

October 24, 2006	/s/ Robert Krebs
Robert Krebs Chief Financial Officer

October 24, 2006	/s/ Tom Davis
Tom Davis COO